UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2023

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville,

Florida, 32202

(Address of principal executive offices)

(904)-598-7000

Registrant’s telephone number including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2023, Regency Centers Corporation (the “Company”) entered into separate Equity Distribution Agreements, dated August 8, 2023, by and among the Company, Regency Centers, L.P. and each of BNY Mellon Capital Markets, LLC (“BNY”), BTIG, LLC (“BTIG”), Regions Securities LLC (“Regions”), and Truist Securities, Inc. (“Truist”) The Company refers to these entities, when acting in their capacity as sales agents, individually, as a “Sales Agent” and collectively as “Sales Agents.” The Company refers to these entities, when acting as agents for Forward Purchasers (as described below), individually as a “Forward Seller” and collectively as “Forward Sellers.” However, in the case of BTIG, references to Forward Seller refer instead to Nomura Securities International, Inc. (acting through BTIG, LLC as agent). Pursuant to the Equity Distribution Agreements entered into with Regions, Truist, and BTIG, any equity distribution agreements previously entered into by and among the Company, RCLP, and Regions, Truist, and BTIG are terminated and of no further force or effect.

BNY, BTIG, Regions and Truist join Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Jefferies LLC, BofA Securities, Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC, BMO Capital Markets Corp. and Scotia Capital (USA) Inc., as Sales Agents or as Forward Sellers, under their respective Equity Distribution Agreements related to the offer and sale of shares of the Company’s common stock from time to time having an aggregate offering price of up to $500,000,000 (the “Shares”).

Concurrently with entry into the Equity Distribution Agreements, the Company entered into separate forward master confirmations (collectively, the “Master Confirmations”), by and between the Company and each of BNY Mellon Capital Markets LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, and Truist Bank. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” BNY Mellon Capital Markets LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, and Truist Bank join Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association, Bank of America, N.A., Mizuho Markets Americas LLC, The Toronto-Dominion Bank, Bank of Montreal, Jefferies LLC and the Bank of Nova Scotia, as Forward Purchasers from time to time of the Company’s Shares.

The Equity Distribution Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Confirmations. In connection with any particular forward sale agreement, the relevant Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through its related Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement. In no event will the aggregate number of Shares sold through the Forward Sellers and Sales Agents, whether as agents for the Company or as Forward Sellers, under the Equity Distribution Agreements and under any forward sale agreements, have an aggregate sales price in excess of $500,000,000.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The Sales Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Sales Agent a commission at a mutually agreed rate that will not exceed 2.0% of the gross sales price of the Shares issued by the Company and sold through the relevant Sales Agent as the Company’s sales agent under the relevant Equity Distribution Agreement. In connection with the sale of common stock on our behalf, the sales agents may be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the sales agents may be deemed to be underwriting discounts or commissions. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales prices of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller. If any Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, such Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.

The foregoing description of the Equity Distribution Agreements and the Master Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreements, which are filed as Exhibits 1.1 and 1.2 hereto, and Forward Master Confirmations, which are filed as Exhibits 1.3, 1.4, 1.5, and 1.6 hereto, and are incorporated herein by reference. The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-270763) filed on March 23, 2023 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 1.1	Equity Distribution Agreement, dated August 8, 2023, among Regency Centers Corporation, Regency Centers, L.P. and BNY Capital Markets, LLC.

Exhibit 1.2	Equity Distribution Agreement, dated August 8, 2023, among Regency Centers Corporation, Regency Centers, L.P. and BTIG, LLC. The Equity Distribution Agreements listed below are substantially identical in all material respects to the Equity Distribution Agreement, dated August 8, 2023, among Regency Centers Corporation, Regency Centers, L.P. and BTIG, LLC except for the identities of the parties, and have not been filed as exhibits to the Company’s 1934 Act reports pursuant to Instruction 2 to Item 601 of Regulation S-K.

(i) Equity Distribution Agreement, dated August 8, 2023, among Regency Centers Corporation, Regency Centers, L.P. and Regions Securities LLC.

(ii) Equity Distribution Agreement, dated August 8, 2023, among Regency Centers Corporation, Regency Centers, L.P. and Truist Securities, Inc.

Exhibit 1.3	Forward Master Confirmation, dated August 8, 2023, by and between the Regency Centers Corporation and BNY Mellon Capital Markets LLC.

Exhibit 1.4	Forward Master Confirmation, dated August 8, 2023, among Regency Centers Corporation and Nomura Global Financial Products, Inc.

Exhibit 1.5	Forward Master Confirmation, dated August 8, 2023, among Regency Centers Corporation and Regions Securities LLC.

Exhibit 1.6	Forward Master Confirmation, dated August 8, 2023, among Regency Centers Corporation and Truist Bank.

Exhibit 5.1	Opinion of Foley & Lardner LLP regarding the legality of the Shares.

Exhibit 23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

August 8, 2023	By:	/s/ Michael J. Mas
Michael J. Mas, Executive Vice President and Chief Financial Officer

5